                                                                    Exhibit 99.3


                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (this "Agreement") dated this _____ day of _________________, 2001, by and between THE BANK OF TAMPA, a state chartered corporate financial institution authorized to hold escrow deposits and to do business in the State of Florida (the "Escrow Agent"), and PETSVETSANDYOU.COM, INC., a Florida corporation (the "Corporation").


                              W I T N E S S E T H:


         WHEREAS, the Corporation is conducting a registered offering (the "Offering") of its securities in which it is offering units (the "Units"), each Unit consisting of 120 shares of Class A Common Stock (par value $.005) and 40 shares of Preferred Stock (par value $.005), and each Unit having a purchase price of $1,000, based on a price of $6.25 per share of Class A Common Stock and $6.25 per share of Preferred Stock;

         WHEREAS, under the terms of the offering, the minimum offering amount is either 500 Units or 1,225 Units, depending on the minimum offering requirement imposed by each respective state in which the offering is being made, and a maximum of 35,000 Units, for minimum aggregate offering proceeds of $500,000 or $1,225,000, as applicable, and maximum aggregate proceeds of $35,000,00; and

         WHEREAS, there will be deposited into one of two escrow accounts with the Escrow Agent from time to time funds from investors ("Subscribers") who have entered into either a written subscription agreement (the "Written Subscription Agreement") or an on-line subscription agreement (the "On-Line Subscription Agreement ") (collectively, the "Subscription Agreements") to subscribe for Units (the "Subscribed Units") in connection with the Offering, which funds will be held in escrow and distributed in accordance with the terms hereof; and

         WHEREAS, the Escrow Agent is willing to act as an escrow agent in respect of the Escrow Funds, as defined below, upon the terms and conditions set forth herein;

         NOW, THEREFORE, for good and valuable considerations, the receipt and adequacy of which are hereby acknowledged by each of the parties, the parties hereby agree as follows:

         1. APPOINTMENT OF ESCROW AGENT. The Corporation hereby appoints the Escrow Agent as escrow agent in accordance with the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment.

         2.       DEPOSIT INTO ESCROW.

                  (a) DEPOSIT INTO ACCOUNTS. The Escrow Agent shall receive checks and wire transfers for Written Subscriptions made payable to the order of "The Bank of Tampa, PVY Escrow Agent," and debits to credit cards for On-Line Subscriptions over the www.petsvetsandyou.com web site (the "Web Site"), together with each Subscriber's address, as payment for the Subscribed Units. The funds delivered to the Escrow Agent shall be deposited, as directed in Section 2(b) below, by the Escrow Agent into one of the two separate interest-bearing escrow accounts for the Corporation, designated "The Bank of Tampa, PetsVetsandYou, Inc., "A Escrow Account" (the "A Escrow Account") or the "The Bank of Tampa, PetsVetsandYou, Inc., B Escrow Account " (the "B Escrow Account"), and shall be held and distributed by the Escrow Agent in accordance with the terms hereof. The funds deposited into the A Escrow Account and the B Escrow Account, collectively, are referred to herein as the "the Escrow Funds."

                  (b)      DESIGNATION OF ACCOUNTS.

                           (i) The A Escrow Account. The Escrow Agent shall deposit into the A Escrow Account the funds (the "A Escrow Funds") received from the Subscribers who indicate on the Written Subscription Agreement or the On-Line Subscription Agreement that such Subscribers reside in a state that requires a minimum offering amount of $500,000 (the "A Required Amount"), such states being listed on Schedule A hereto. The total of the A Escrow Funds in the A Escrow Account and the A Escrow Funds that are subsequently released to the Corporation are referred to herein as the "A Raised Escrow Funds."

                           (ii) The B Escrow Account. The Escrow Agent shall deposit into the B Escrow Account the funds (the "B Escrow Funds") received from the Subscribers who indicate on the Written Subscription Agreement or the On-Line Subscription Agreement that such Subscribers reside in a state that requires a minimum offering amount of $1,225,000 (the "B Required Amount"), such states being listed on Schedule B hereto.

                           (iii) Amendment. The Corporation shall have the right, from time to time, to amend the states listed on Schedule A and Schedule B, by providing the Escrow Agent with five (5) days written notice.

                  (c) ACKNOWLEDGEMENT OF RECEIPT. The Escrow Agent shall acknowledge receipt of the Escrow Funds by notifying the Corporation in the Escrow Agent's customary manner no later than the next business day following the business day on which any A Escrow Funds are deposited into the A Escrow Account and any B Escrow Funds are deposited into the B Escrow Account.

         3. INVESTMENT OF THE ESCROW FUNDS. The A Escrow Account and the B Escrow Account shall be FDIC insured interest-bearing accounts, bearing interest at the highest rate payable on such accounts by Escrow Agent, and no other investment of the A Escrow Funds or B Escrow Funds shall be made while held by the Escrow Agent.

         4. ESCROW FUNDS NOT SUBJECT TO CLAIMS OF CREDITORS. The Escrow Funds are not subject to claims by creditors of the Corporation, its Affiliates, or Associates, until the Escrow Funds have been released to the Corporation pursuant to the terms of this Agreement. For purposes of this Agreement, the terms "Affiliates" and "Associates" shall have the same definition as that found in the North American Securities Administrators Association, Inc. Statement of Policy Regarding Corporate Securities Definitions.

         5. REJECTION OF SUBSCRIPTION AGREEMENTS. The Corporation will review the Subscribers' Subscription Agreements and reserves the right to reject any Written Subscription Agreement or On-Line Subscription Agreement, pursuant to such agreement's provision for rejection, when such agreement contains incomplete, inaccurate or falsified information. In the event the Corporation rejects a Subscription Agreement from a Subscriber whose funds were deposited into the A Escrow Account, the Corporation shall provide the Escrow Agent written notice of rejection (the "A Subscriber Rejection Notice") in substantially the form of Exhibit "A-1" attached hereto and a written release notice (the "A Escrow Account Release Notice") in substantially the form of Exhibit "A-2" attached hereto. In the event the Corporation rejects a Subscription Agreement from a Subscriber whose funds were deposited into the B Escrow Account, the Corporation shall provide the Escrow Agent written notice of rejection (the "B Subscriber Rejection Notice") in substantially the form of Exhibit "B-1" attached hereto and a written release notice (the "B Escrow Account Release Notice") in substantially the form of Exhibit "B-2" attached hereto. The Escrow Agent, upon receipt of the A Subscriber Rejection Notice and A Escrow Account Release Notice or the B Subscriber Rejection Notice and B Escrow Account Release Notice shall refund the amount of the Subscriber's payment for the Subscribed Units, less any fees charged to the Corporation by the Escrow Agent or charged by any other bank or entity connected with such payment, plus any interest earned on such amount.

         6. RELEASE OF ESCROW FUNDS TO THE CORPORATION. The Escrow Agent shall release and pay to the Corporation the Escrow Funds in accordance with the following:

                  (a) RELEASE. Provided that the A Required Amount and/or the B Required Amount, as the case may be, is obtained at or before 5:00 p.m. Eastern Standard Time (EST) 12 months from the effective date of the Corporation's registration statement filed with the U.S. Securities and Exchange Commission (the "Offering Deadline"), or any date prior thereto, the Escrow Agent shall release and pay to the Corporation:

                           (i) the A Escrow Funds, on the earliest to occur of the date that the A Escrow Funds total at least the A Required Amount or the date that the A Escrow Funds and the B Escrow Funds, in the aggregate, total at least the B Required Amount; and

                           (ii) the B Escrow Funds on the date that the aggregate amount of the A Raised Escrow Funds and the B Escrow Funds total at least the B Required Amount.

                  (b) PROCEDURE. Upon their respective release to the Corporation, the A Escrow Funds and the B Escrow Funds shall become the property of the Corporation by transferring such funds into the Corporation's account at The Bank of Tampa (the "Corporation Account"). The Escrow Agent agrees to transfer the A Escrow Funds into the Corporation Account within one
(1) business day after the Escrow Agent receives the A Escrow Account Release Notice attached as Exhibit "A-3" and the B Escrow Funds after the Escrow Agent receives the B Escrow Account Release Notice attached as Exhibit "B-3" signed by an authorized person of the Corporation. Thereafter, the A Escrow Account and the B Escrow Account will remain open for the purpose of depositing therein Subscribers' payments for additional Subscribed Units, which additional A Escrow Funds and B Escrow Funds shall be within one business day transferred from their respective Escrow Accounts into the Corporation Account as provided for in the A Escrow Account Release Notice or B Escrow Account Release Notice as described above. Notwithstanding the foregoing, at any time after the A Required Amount has been raised and released to the Corporation and/or the B Required Amount has been raised and released to the Corporation, the Corporation may terminate one or both Escrow Accounts and have all amounts thereafter received by the Escrow Agent placed directly into the Corporation's corporate account.

         7. RELEASE AND RETURN OF ESCROW FUNDS TO THE SUBSCRIBERS. The Escrow Agent shall release and return the Escrow Funds to the Subscribers in accordance with the following:

                  (a) RELEASE AND RETURN OF ESCROW FUNDS. If at or before the Offering Deadline the Escrow Agent has not received:

                           (i) an A Escrow Account Release Notice for release and payment of A Escrow Funds to the Corporation and the A Escrow Funds do not total the A Required Amount, and the A Escrow Funds and the B Escrow Funds, in the aggregate, do not total the B Required Amount, at such time and date the Escrow Agent shall return the A Escrow Funds to the Subscribers whose payment for Subscribed Units was deposited into the A Escrow Account; or

                           (ii) a B Escrow Account Release Notice for release and payment of B Escrow Funds to the Corporation and the B Escrow Funds and the A Raised Escrow Funds, in the aggregate, do not total the B Required Amount at such time and date the Escrow Agent shall refund the B Escrow Funds to the Subscribers whose payment for Subscribed Units was deposited into the B Escrow Account.

                  (b) PROCEDURE. If the conditions under (a)(i) or (a)(ii) above occur within three (3) banking business days following the Offering Deadline, the Corporation will provide the Escrow Agent with the A Escrow Account Release Notices for release and payment of A Escrow Funds to Subscribers and/or the B Escrow Account Release Notices for release and payment of B Escrow Funds to Subscribers, as determined by Section 7(a) above. Within two (2) banking business days of receipt of the A Escrow Account Release Notices or the B Escrow Account Release Notices, the Escrow Agent shall release and return the Escrow Funds directly to the Subscribers so stated on the releases and the Escrow Funds shall be released and returned to the Subscribers without deductions for expenses, including the Escrow Agents fees. All interest earned shall be submitted pro rata to the Subscribers, along with the Escrow Funds.

         8. REQUEST FOR REFUND. In the event that at any time the Escrow Agent shall receive from the Corporation written instructions signed by an individual who is identified on Schedule "C" attached hereto as a person authorized to act on behalf of the Corporation, requesting the Escrow Agent to refund to a Subscriber the amount of a collected check, wire transfer, debit to credit card or any other funds received by the Escrow Agent, the Escrow Agent shall make such refund to the Subscriber within one (1) business day after receiving such instructions in writing from the authorized person.

         9. ADMINISTRATOR'S RIGHT TO RECORDS KEPT BY ESCROW AGENT. The Escrow Agent and the Corporation acknowledge that a signed copy of this Agreement must be filed with the Securities Administrator (the "Administrator") in each state that the Corporation registers its Offering and that this Agreement shall become a part of the Corporation's registration statement filed with the various Administrators and with the U.S. Securities and Exchange Commission. The Escrow Agent and the Corporation hereby agree that the Administrator shall have the right to inspect and make copies of the records of the Escrow Agent concerning the Corporation and the A Escrow Account and B Escrow Account, at any reasonable business time wherever the records are located.

         10. LIMITATION OF RESPONSIBILITY AND LIABILITY OF ESCROW AGENT. The Escrow Agent:

                  (a) shall not be responsible in any manner for the validity or sufficiency of any Subscription Agreement or other assets or property received by it;

                  (b) shall be entitled to act upon any certificate, statement, notice, demand, request, consent agreement or other instrument whatsoever, not only in reliance upon its due execution and the validity and effectiveness of its provisions, but also as to the accuracy and completeness of any information therein contained, which the Escrow Agent shall in good faith believe to be genuine and to have signed or presented by a proper person or persons;

                  (c) shall be entitled to request and receive from the Corporation such documents in addition to those provided for herein as the Escrow Agent may deem necessary to resolve any questions of fact involved in the provisions hereof;

                  (d) shall have only such duties and responsibilities as are expressly set forth in this Escrow Agreement, together with a general fiduciary duty of reasonable diligence in the performance of its obligations hereunder;

                  (e) may consult with independent legal counsel of its choice with respect to any legal question relating to its duties or responsibilities under this Agreement, and shall not be liable for any action taken in good faith on advice of such counsel;

                  (f) shall be under no obligation to advance any funds in connection with the maintenance or administration of this Agreement, to institute or defend any action, suit or legal proceeding in connection herewith, or to take any other action likely to involve the Escrow Agent in expense, unless first indemnified by the Corporation to the Escrow Agent's satisfaction;

                  (g) shall not be bound by any amendment to this Escrow Agreement or by any other agreement between the Corporation and any Subscriber unless such amendment or agreement shall have been executed by the Escrow Agent;

                  (h) shall be indemnified and held harmless by the Corporation against any and all liabilities incurred by it hereunder, except for those resulting from its own willful misconduct or gross negligence;

                  (i) acts hereunder as a depository only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness, or validity of any instrument deposited with it, or with respect to the form or execution of the same, or the identity, authority, or rights or any person executing or depositing the same nor shall it have any obligation or responsibility to collect funds or seek the deposit of money or property;

                  (j) shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own gross negligence; and

                  (k) shall be entitled to comply with any final order, judgment or decree of a court of competent jurisdiction, and/or with the consistent written instructions from the Corporation.

         11. EXPENSES AND COMPENSATION. For the services which it is to render hereunder, the Corporation shall pay Escrow Agent a one-time fee in the amount of $_______________, payable prior to Escrow Agent's receipt of any Escrow Funds. The Escrow Agent may charge the Corporation for all reasonable direct expenses incurred in connection with the maintenance and administration of the A Escrow Account and the B Escrow Account under this Agreement, which expenses shall be separately billed by the Escrow Agent either in advance (based on reasonable estimates) or as the Escrow Agent shall determine, following their incurrence. However, none of the reimbursement for expenses and costs, indemnification for any damages incurred by Escrow Agent, or any monies whatsoever, shall be paid out of, or chargeable to, the Escrow Funds on deposit for the benefit of Subscribers in the A Escrow Account or the B Escrow Account. In addition, if the Escrow Funds are returned to the Subscribers as provided for in this Agreement, the Escrow Agent shall receive a fee of $_______________ for each refund check written to the Subscribers.

         12. RESIGNATION OF ESCROW AGENT. Upon ninety (90) calendar days' prior written notice to the Corporation, delivered or sent as required in
Section 16, the Escrow Agent shall have the right to resign and thereby terminate its duties and responsibilities hereunder, and shall thereupon be released from this Agreement. Upon receipt of such notice, the Corporation shall appoint a successor escrow agent, such successor to become Escrow Agent hereunder upon the resignation date specified in the subject notice. If the Corporation is unable to engage the services of a successor escrow agent within sixty (60) days after the date of such notice, the Escrow Agent shall be entitled to appoint its own successor and shall continue to act in its fiduciary capacity until its successor accepts the escrow arrangement by written notice to the parties hereto and is in actual receipt of the Escrow Funds. The Corporation may at any time substitute a new escrow agent by giving notice thereof to the Escrow Agent then acting. Any escrow agent, which shall succeed the Escrow Agent, whether selected by the Corporation or the Escrow Agent, shall be a commercial banking or trust company. The Escrow Agent shall provide the Corporation with sufficient information concerning the status of the Escrow Funds to enable the Corporation to provide the same to a successor escrow agent.

         13. REPRESENTATIONS OF THE CORPORATION. The Corporation hereby acknowledges that the status of the Escrow Agent with respect to the Offering is that of agent only for the limited purposes herein set forth, and hereby agrees it will not represent or imply that the Escrow Agent, by serving as the Escrow Agent hereunder or otherwise, has investigated the desirability or advisability of an investment in the Units, or has approved, endorsed or passed upon the merits of the Units, nor shall the Corporation use the name of the Escrow Agent in any manner whatsoever in connection with the offer or sale of the Units, other than by acknowledgment that is has agreed to serve as Escrow Agent.

         14. INTERPLEADER ACTION. In the event of disagreement about the interpretation of this Escrow Agreement, or about the rights and obligations of the propriety of any action contemplated by the Escrow Agent hereunder or upon the resignation of Escrow Agent and the failure of the Corporation to timely engage a successor, Escrow Agent may, at its sole discretion, file an action in interpleader. The Corporation shall indemnify the Escrow Agent, jointly and severally, for all costs, including reasonable attorneys' fees, in connection with the aforesaid interpleader action.

         15. TERMINATION OF ESCROW AGREEMENT. The Escrow Agent's responsibilities under this Agreement shall terminate at such time as the Escrow Funds shall have been fully disbursed pursuant to the terms hereof and written notice provided to, and accepted by, the Corporation, or upon earlier termination of this escrow arrangement pursuant to written instructions executed by an authorized person of the Corporation. Such written notice of earlier termination shall include instruction to the Escrow Agent for the distribution of the Escrow Funds.

         16. NOTICES. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand delivered, mailed from within the United States by certified or registered mail, facsimile or sent by prepaid telegram:

                  To the Corporation:  PetsVetsandYou.com, Inc.
                                       10919 North Dale Mabry Highway
                                       Tampa, Florida  33618
                                       Attention: James J. Carlstedt, President

                  To the Escrow Agent: The Bank of Tampa
                                       601 Bayshore Boulevard
                                       Tampa, Florida  33601
                                       William Arthur, Senior Vice President
                                       and Senior Trust Officer
or to such other address as any such party may have designated by like notice forwarded to the other party hereto. All notices, except notices of change of address, shall be deemed given when mailed and notices of change of address shall be deemed given when received.

         17. BINDING AGREEMENTS; NON-ASSIGNABILITY. Each of the provisions and agreements herein contained shall be binding upon and inure to the benefit of the personal representatives, heirs, devisees, successors and assigns of the respective parties hereto; but none of the rights or obligations attaching to either party hereunder shall be assignable.

         18. ENTIRE AGREEMENT. This Agreement, and the other documents referenced herein, constitute the entire understanding of the parties hereto with respect to the subject matter hereof, and no amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by each of the parties hereto.

         19. SEVERABILITY. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

         20. APPLICATION OF FLORIDA LAW. This Agreement, and the application or interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of Florida. Venue for all purposes shall be deemed to lie within Hillsborough County, Florida.


         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement the day and year first written above.


                                     THE BANK OF TAMPA


                                     By:
                                         --------------------------------------
                                             William Arthur, Senior Vice
                                             President and Senior Trust Officer

                                                     ("Escrow Agent")



                                     PETSVETSANDYOU.COM, INC.



                                     By:
                                         --------------------------------------
                                             James J. Carlstedt, President

                                                  (the "Corporation")

                                   SCHEDULE A

The following is a list of the states that require a minimum offering amount of $500,000. Amounts collected for Subscribed Units from Subscribers who reside in these states are to be deposited into the A Escrow Account:

                                   SCHEDULE B

The following is a list of the states that require a minimum offering amount of $1,225,000. Amounts collected for Subscribed Units from Subscribers who reside in these states are to be deposited into the B Escrow Account:

                                  EXHIBIT A-1

                         A SUBSCRIBER REJECTION NOTICE
                 FOR FUNDS DEPOSITED INTO THE A ESCROW ACCOUNT


THE BANK OF TAMPA
601 Bayshore Boulevard
Tampa, Florida 33601

         Re: The Bank of Tampa, PetsVetsandYou.com, Inc, A Escrow Account
             Account #
                      --------------------------------

To whom it may concern:

         The undersigned hereby notifies The Bank of Tampa, as Escrow Agent for PetsVetsandYou, Inc., that it is not accepting the Written____ On-Line ____ Subscription Agreement of _____________________________, dated________________.

         The total number of Subscribed Units pursuant to this Subscription Agreement is ___________.

         The total amount paid to The Bank of Tampa, as Escrow Agent is $_______________.

         Escrow Agent shall immediately release funds to the above-named subscriber pursuant to the release notice accompanying this rejection notice.

         IN WITNESS WHEREOF, this rejection notice has been executed on ______________, 200__.



                                          PETSVETSANDYOU.COM, INC.


                                          By:
                                              ---------------------------------

                                          Its:
                                              ---------------------------------

                                  EXHIBIT A-2

                 A ESCROW ACCOUNT RELEASE NOTICE TO SUBSCRIBERS
                 FOR FUNDS DEPOSITED INTO THE A ESCROW ACCOUNT


THE BANK OF TAMPA
601 Bayshore Boulevard
Tampa, Florida 33601

         Re: The Bank of Tampa, PetsVetsandYou.com, Inc, A Escrow Account
             Account #
                      --------------------------------

To whom it may concern:

         The undersigned hereby authorizes and instructs The Bank of Tampa, as Escrow Agent for PetsVetsandYou, Inc., to release all or [$______________] of the Escrow Funds from the A Escrow Account and to deliver such funds as follows:

         [Insert Delivery Instructions to the Subscriber.]

         IN WITNESS WHEREOF, this release has been executed on ______________, 200__.



                                          PETSVETSANDYOU.COM, INC.


                                          By:
                                              ---------------------------------

                                          Its:
                                              ---------------------------------

                                  EXHIBIT A-3

                 A ESCROW ACCOUNT RELEASE NOTICE TO CORPORATION
                 FOR FUNDS DEPOSITED INTO THE A ESCROW ACCOUNT


THE BANK OF TAMPA
601 Bayshore Boulevard
Tampa, Florida 33601

         Re: The Bank of Tampa, PetsVetsandYou.com, Inc, A Escrow Account
             Account #
                      ---------------------------
To whom it may concern:

         The undersigned hereby authorizes and instructs The Bank of Tampa, as Escrow Agent for PetsVetsandYou, Inc., to release all or [$______________] of the Escrow Funds from the A Escrow Account and to deliver such funds as follows:

         [Insert Delivery Instructions to the Corporation, which shall indicate that all additional funds shall be transferred into the Corporation Account within one day hereafter.]

         IN WITNESS WHEREOF, this release has been executed on ______________, 200__.



                                          PETSVETSANDYOU.COM, INC.




                                          By:
                                              ---------------------------------

                                          Its:
                                              ---------------------------------

                                  EXHIBIT B-1

                         B SUBSCRIBER REJECTION NOTICE
                 FOR FUNDS DEPOSITED INTO THE B ESCROW ACCOUNT


THE BANK OF TAMPA
601 Bayshore Boulevard
Tampa, Florida 33601

         Re: The Bank of Tampa, PetsVetsandYou.com, Inc, B Escrow Account
             Account #
                      -----------------------------

To whom it may concern:

         The undersigned hereby notifies The Bank of Tampa, as Escrow Agent for PetsVetsandYou, Inc., that it is not accepting the Written____ On-Line ____ Subscription Agreement of _____________________________, dated________________.

         The total number of Subscribed Units pursuant to this Subscription Agreement is ___________.

         The total amount paid to The Bank of Tampa, as Escrow Agent is $_______________.

         Escrow Agent shall immediately release funds to the above named subscriber pursuant to the release notice accompanying this rejection notice.

         IN WITNESS WHEREOF, this rejection notice has been executed on ______________, 200__.



                                          PETSVETSANDYOU.COM, INC.




                                          By:
                                              ---------------------------------

                                          Its:
                                              ---------------------------------

                                  EXHIBIT B-2

                B ESCROW ACCOUNT RELEASE NOTICE FOR SUBSCRIBERS
                 FOR FUNDS DEPOSITED INTO THE B ESCROW ACCOUNT


THE BANK OF TAMPA
601 Bayshore Boulevard
Tampa, Florida 33601

         Re: The Bank of Tampa, PetsVetsandYou.com, Inc, B Escrow Account
             Account #
                      -------------------------------
To whom it may concern:

         The undersigned hereby authorizes and instructs The Bank of Tampa, as Escrow Agent for PetsVetsandYou, Inc., to release all or [$______________] of the Escrow Funds from the A Escrow Account and to deliver such funds as follows:

         [Insert Delivery Instructions to the Subscriber.]

         IN WITNESS WHEREOF, this release has been executed on ______________, 200__.



                                          PETSVETSANDYOU.COM, INC.




                                          By:
                                              ---------------------------------

                                          Its:
                                              ---------------------------------

                                  EXHIBIT B-3

                B ESCROW ACCOUNT RELEASE NOTICE FOR CORPORATION
                 FOR FUNDS DEPOSITED INTO THE B ESCROW ACCOUNT


THE BANK OF TAMPA
601 Bayshore Boulevard
Tampa, Florida 33601

         Re: The Bank of Tampa, PetsVetsandYou.com, Inc, B Escrow Account
             Account #
                      -----------------------------

To whom it may concern:

         The undersigned hereby authorizes and instructs The Bank of Tampa, as Escrow Agent for PetsVetsandYou, Inc., to release all or [$______________] of the Escrow Funds from the A Escrow Account and to deliver such funds as follows:

         [Insert Delivery Instructions to the Corporation, which shall indicate that all additional funds shall be transferred into the Corporation Account within one day hereafter.]

         IN WITNESS WHEREOF, this release has been executed on ______________, 200__.



                                          PETSVETSANDYOU.COM, INC.




                                          By:
                                              ---------------------------------

                                          Its:
                                              ---------------------------------

                                   EXHIBIT C

                               AUTHORIZED PERSON

         The Escrow Agent is authorized to accept instructions and notices signed or believed by the Escrow Agent to be signed by any one of the following each of whom is authorized to act on behalf of the Corporation:

         On Behalf of PetsVetsandYou.com, Inc.

          PRINT NAME                 TITLE                   SIGNATURE

  -------------------------     ----------------     -------------------------

  -------------------------     ----------------     -------------------------

  -------------------------     ----------------     -------------------------